Operating Leases	12 Months Ended
Dec. 31, 2014
Leases, Operating [Abstract]
Leases of Lessee Disclosure [Text Block]
Note 15 — Operating Leases

The Company leases its office spaces under operating leases with approximate future minimum lease payments as indicated in the table below:

Years ending December 31:
2015	$439,000
2016	451,000
2017	463,000
2018	441,000
2019	122,000
Thereafter	—
Total future minimum lease payments	$1,916,000

Our primary office and warehouse facilities are located in Gaithersburg, Maryland, and comprise approximately 12,000 square feet. The facilities fall under two leases with monthly rent, including our share of certain annual operating costs and taxes, at approximately $13,000 and $4,000 per month with the leases expiring September 2019. In addition, we lease a 2,076 square foot facility in Nashville, Tennessee which is being utilized as a commercial operations. The lease is approximately $4,000 per month excluding our shares of annual operating expenses and expires April 30, 2018. We also lease a 16,300 square foot facility located in Durham, North Carolina. This facility falls under one lease with monthly rent, including our share of certain annual operating costs and taxes, at approximately $20,000 per month with the lease expiring December 31, 2018. As a result of our discontinuance of the ALD-401 clinical trial, the Company ceased use of the facility in Durham, North Carolina on July 31, 2014 and sublet the facility beginning August 1, 2014. The sublease rent is approximately $13,000 per month and expires December 31, 2018.

For the years ended December 31, 2014 and 2013, the Company incurred rent expense of approximately $515,000 and $324,000, respectively. In 2014 we recorded rent expense of approximately $242,000 for a loss on the abandonment of lease as a result of our discontinued use and following sublet of the Durham, North Carolina facility.